Exhibit 32

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of Public Company Management Corporation, ("PUBC") on Form 10-KSB for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Brock, Chief Executive Officer and Principal Financial Officer of PUBC, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PUBC.

Date: December 29, 2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer and

Principal Financial Officer